EXHIBIT 99.2
SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
CONTENTS

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2007	2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED MARCH 31, 2007	4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2006	5

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION	6

Sunair Services Corporation
Unaudited Pro Forma Condensed Consolidated Financial Information
Basis of Presentation
The following unaudited pro forma condensed consolidated financial information give effect to the sale (the “Transaction”) of 100% of the issued and outstanding capital stock of Percipia, Inc., a wholly owned subsidiary, of Sunair Services Corporation, a Florida corporation (the “Seller”) to Net2Room.com Pte. Ltd. (the “Purchaser”) for a purchase price of $4,122,197.
The following presents the Company’s unaudited pro forma condensed consolidated financial information as of March 31, 2007 and for the six months ended March 31, 2007 and for the fiscal year ended September 30, 2006. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2007 gives effect to the Transaction as if it had occurred on March 31, 2007. The unaudited pro forma condensed consolidated statements of operations for the six months ended March 31, 2007 and for the fiscal year ended September 30, 2006 give effect to the Transaction as if it had occurred as of the beginning of each respective period.
The unaudited pro forma condensed consolidated financial information should be read together with the Company’s consolidated financial statements as of September 30, 2006, including the notes thereto, included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 as well as the unaudited condensed consolidated financial information as of March 31, 2007, including the notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the six months ended March 31, 2007.
The pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — BALANCE SHEET
AS OF MARCH 31, 2007

	Sunair Services			Pro Forma		Pro Forma
	Corporation	Disposition	Notes	Adjustments	Notes	Information
ASSETS
CURRENT ASSETS:

Cash and cash equivalents	$2,199,441	$(124,596)	2	$3,372,197	1	$2,074,845

				(3,372,197)	3
Accounts receivable, net	6,591,988	(727,689)	2			5,864,299
Income tax receivable	328,551					328,551
Interest receivable	29,074					29,074
Inventories, net	2,604,822	(422,823)	2			2,181,999
Deferred tax asset	31,379	(17,806)	2			13,573
Prepaid and other current assets	1,648,290	(114,964)	2			1,533,326
Note receivable — current	334,986					334,986

Total Current Assets	13,768,531	(1,407,878)		—		12,360,653

PROPERTY, PLANT, AND EQUIPMENT, net	2,240,024	(215,703)	2			2,024,321

OTHER ASSETS

Note receivable	2,000,000					2,000,000
Software costs, net	3,825,102	(3,181,300)	2			643,802
Customer list, net	11,524,936					11,524,936
Goodwill	55,548,004					55,548,004
Restricted cash				750,000	1	750,000
Other assets	229,100					229,100

Total Other Assets	73,127,142	(3,181,300)		750,000		70,695,842

TOTAL ASSETS	$89,135,697	$(4,804,881)		$750,000		$85,080,816

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — BALANCE SHEET
AS OF MARCH 31, 2007

	Sunair Services			Pro Forma		Pro Forma
	Corporation	Disposition	Notes	Adjustments	Notes	Information
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:

Accounts payable	$4,156,480	$(513,265)	2			3,643,215
Accrued expenses	3,948,411	(299,214)	2	1,000,000	5	4,649,197
Unearned revenues	1,334,224	(326,923)	2			1,007,301
Customer deposits	2,852,261					2,852,261
Capitalized leases, current portion	9,632	(6,632)	2			3,000
Notes payable, current portion	132,000					132,000

Total Current Liabilities	12,433,008	(1,146,034)		1,000,000		12,286,974

LONG TERM LIABILITIES:

Capitalized leases, net of current portion	14,947					14,947
Notes payable, net of current portion	3,177,553					3,177,553
Note payable -related party	5,000,000					5,000,000
Revolving line of credit	7,100,000			(3,372,197)	3	3,727,803
Intercompany Note Payable		(2,839,836)	2	2,839,836	1	—
Deferred tax liability	275,318	(1,192,696)	2			(917,378)

Total Long Term Liabilities	15,567,818	(4,032,532)		(532,361)		11,002,925

TOTAL LIABILITIES	28,000,826	(5,178,566)		467,639		23,289,899

COMMITMENTS & CONTINGENCIES

STOCKHOLDERS’ EQUITY:

Preferred stock, no par value, 8,000,000 shares authorized, none issued and outstanding	—
Common stock, $.10 par value, 100,000,000 shares authorized, 13,091,088 and 13,007,559 shares issued and outstanding at March 31, 2007 and September 30, 2006, respectively	1,309,109					1,309,109
Additional paid-in capital	52,126,224					52,126,224
Retained earnings	7,580,910	374,625	2	1,282,361	1	8,237,896
				(1,000,000)	5

Accumulated other comprehensive gain — cumulative translation adjustment	118,628	(940)	2			117,688

Total Stockholders’ Equity	61,134,871	373,685		282,361		61,790,917

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$89,135,697	$(4,804,881)		$750,000		85,080,816

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2007

	Sunair Services			Pro Forma		Pro Forma
	Corporation	Disposition	Notes	Adjustments	Notes	Information
SALES	$34,161,310	$(2,295,627)	2			$31,865,683
COST OF SALES	14,199,809	(2,018,140)	2			12,181,669

GROSS PROFIT	19,961,501	(277,487)				19,684,014
SELLING AND ADMINISTRATIVE EXPENSES	20,923,876	(584,299)	2			20,339,577

INCOME (LOSS) FROM CONTINUING OPERATIONS	(962,375)	306,812				(655,563)
OTHER INCOME (EXPENSES):
Interest income	119,418					119,418
Interest expense	(675,713)		2	140,283	3	(535,430)
Gain on disposal of assets	9,423	1,095	2			10,518
Other income	—					—

Total Other Income (Expenses)	(546,872)	1,095		140,283		(405,494)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,509,247)	307,907		140,283		(1,061,057)
INCOME TAX BENEFIT	528,484	64,600	2	(54,711)	4	538,373

INCOME (LOSS) FROM CONTINUING OPERATIONS	(980,763)	372,507		85,572		(522,684)

BASIC AND DILUTED (LOSS) PER SHARE	$(0.08)					$(0.04)

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	13,041,634					13,041,634

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION — STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006

	Sunair Services			Pro Forma		Pro Forma
	Corporation	Disposition	Notes	Adjustments	Notes	Information
SALES	$55,445,160	$(5,130,452)	6			$50,314,708
COST OF SALES	27,678,790	(4,023,916)	6			23,654,874

GROSS PROFIT	27,766,370	(1,106,536)				26,659,834
SELLING AND ADMINISTRATIVE EXPENSES	30,610,033	(1,058,312)	6			29,551,721

(LOSS) FROM CONTINUING OPERATIONS	(2,843,663)	(48,224)				(2,891,887)
OTHER INCOME (EXPENSES):
Interest income	6,929	(171)	6			6,758
Interest expense	(1,172,389)	167	6	262,652	7	(909,570)
Impairment loss	(852,863)	852,863	6			—
Gain on disposal of assets	27,421					27,421
Other income	108,109	(5,161)	6			102,948

Total Other Income (Expenses)	(1,882,793)	847,698		262,652		(772,443)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,726,456)	799,474		262,652		(3,664,330)
INCOME TAX BENEFIT	144,249			(102,434)	8	41,815

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,582,207)	799,474		160,218		(3,622,515)

BASIC AND DILUTED (LOSS) PER SHARE	$(0.37)					$(0.29)

BASIC AND DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	12,352,083					12,352,083

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

SUNAIR SERVICES CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Pro Forma Financial Statements — March 31, 2007
1.	Reflects the net proceeds from the sale of all the outstanding common stock of Percipia, Inc., a wholly owned subsidiary of Sunair Services Corporation (the “Company”). The sales proceeds totaled $4,122,197; $3,372,197 in cash and $750,000 paid into escrow for the payment of certain liabilities subsequent to closing.

2.	Reflects the elimination of the assets, liabilities, revenues, expenses and income tax effect for the six month period ended March 31, 2007 providing Pro Forma Information as if the effects of the sale had transpired at October 1, 2006.

3.	Reflects the utilization of the cash proceeds of $3,372,197 to pay down the revolving line of credit as of October 1, 2006 resulting in a decrease in interest expense of $140,283 for the six months ended March 31, 2007. The interest savings were calculated utilizing the historical average revolving line of credit rate for the six months ended March 31, 2007 of 8.32%.

4.	Reflects the tax effect relating to the interest expense reduction utilizing a blended tax rate of 39%.

5.	Reflects the recording of certain liabilities relating to the sale of all the outstanding common stock.
Pro Forma Financial Statements — September 30, 2006
6.	Reflects the elimination of the revenues, expenses and income tax effect for the fiscal year ended September 30, 2006 providing Pro Forma Information as if the effects of the sale had transpired at October 1, 2005.

7.	Reflects the utilization of the cash proceeds of $3,372,197 to pay down the revolving line of credit as of October 1, 2005 resulting in a decrease in interest expense of $262,652 for the year ended September 30, 2006. The interest savings were calculated utilizing the historical average revolving line of credit rate for the fiscal year ended September 30, 2007 of 7.8%.

8.	Reflects the tax effect relating to the interest expense reduction utilizing a blended tax rate of 39%.